Exhibit 10.1
AMENDMENT NO. 3 TO RIGHTS AGREEMENT
This Amendment No. 3 to Rights Agreement (this “Amendment”), dated as of July 28, 2011, is entered into by Allied Healthcare International Inc., a New York corporation (the “Company”), and Computershare Trust Company, N.A., a federally-charted trust company, as rights agent (the “Rights Agent”), and amends the Rights Agreement, dated as of April 2, 2009, between the Company and the Rights Agent, as amended by Amendment No. 1 to Rights Agreement, dated March 10, 2010 and Amendment No. 2 to Rights Agreement, dated May 10, 2010 (as amended, the “Rights Agreement”). Capitalized terms used herein without definition shall have the meanings ascribed to them in the Rights Agreement.
W I T N E S S E T H:
WHEREAS, the Company and the Rights Agent have entered into the Rights Agreement.
WHEREAS, the Company proposes to enter into an Agreement and Plan of Merger, dated on or about the date hereof (as amended, supplemented, modified or replaced from time to time, the “Merger Agreement”), by and among Saga Group Limited, an English corporation (“Parent”), AHL Acquisition Corp., a New York corporation (“Acquisition Sub”), and the Company pursuant to which Acquisition Sub will merge with and into the Company.
WHEREAS, the Board has approved and adopted the Merger Agreement and determined that the terms of the Merger Agreement and the transactions contemplated thereby are fair, advisable and in the best interests of the Company and its shareholders;
WHEREAS, the Board has determined, in connection with its consideration of the Merger Agreement, that it is necessary and desirable to amend the Rights Agreement to exempt the Merger Agreement and the transactions contemplated thereby from the application of the Rights Agreement.
WHEREAS, Section 27 of the Rights Agreement provides that, prior to the Distribution Date, the Rights Agent shall, if so directed by the Company, amend any provision of the Rights Agreement without the approval of the holders of Rights Certificates.
WHEREAS, Section 27 of the Rights Agreement further provides that the Rights Agent shall execute an amendment to the Rights Agreement upon delivery of a certificate to it of a certificate from an officer of the Company (an “Officer’s Certificate”) which states that such amendment is in compliance with the terms of such Section 27.
WHEREAS, an Officer’s Certificate relating to this Amendment has been delivered to the Rights Agent and, pursuant to Section 27 of the Rights Agreement, the Company has directed that the Rights Agreement be amended as set forth in this Amendment.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties agree as follows:
1. AMENDMENTS TO SECTION 1 OF THE RIGHTS AGREEMENT.
(a) Amendment of Definition of Acquiring Person. Section 1(a) of the Rights Agreement is hereby amended by deleting the period at the end thereof and inserting the following text at the end thereof:
“provided, however, that notwithstanding anything to the contrary set forth in this Agreement, neither Saga Group Limited (“Parent”) nor AHL Acquisition Corp. (“Acquisition Sub”) nor any of the Affiliates or Associates of Parent or Acquisition Sub shall become or be deemed to be an Acquiring Person as a result of (i) the approval, execution, delivery or performance of the Agreement and Plan of Merger, dated as of July 28, 2011 (as amended, supplemented, modified or replaced from time to time, the “Merger Agreement”), among Parent, Acquisition Sub and the Company, (ii) the consummation of the Merger (as such term is defined in the Merger Agreement), (iii) the consummation of any other transaction contemplated by the Merger Agreement, including, but not limited to, the exchange of shares of Common Stock of the Company for cash, or (iv) the public announcement of any of the foregoing.”
(b) Amendment of Definition of Beneficial Owner. Section 1(g) of the Rights Agreement is hereby amended by adding at the end thereof a new paragraph, such new paragraph to read as follows:
“Notwithstanding anything to the contrary set forth in this Agreement, neither Parent nor Acquisition Sub nor any of the Affiliates or Associates of Parent or Acquisition Sub shall become or be deemed to be the Beneficial Owner of any securities as a result of (i) the approval, execution, delivery or performance of the Merger Agreement, (ii) the consummation of the Merger (as such term is defined in the Merger Agreement), (iii) the consummation of any other transaction contemplated by the Merger Agreement, including, but not limited to, the exchange of shares of Common Stock of the Company for cash, or (iv) the public announcement of any of the foregoing.”
(c) Amendment to Definition of Final Expiration Date. Section 1(w) of the Rights Agreement is hereby amended to read in its entirety as follows:
“(w) “Final Expiration Date” shall mean the earlier of (i) the close of business on April 1, 2012 or (ii) the Effective Time (as such term is defined in the Merger Agreement) of the Merger, in each case unless the Rights are previously redeemed, exchanged or terminated or a Distribution Date has occurred.”

(d) Amendment of Definition of Stock Acquisition Date. Section 1(rr) of the Rights Agreement is hereby amended by deleting the period at the end thereof and inserting the following text at the end thereof:
“provided, however, that notwithstanding anything to the contrary set forth in this Agreement, a Stock Acquisition Date shall not occur or be deemed to occur as a result of (i) the approval, execution, delivery or performance of the Merger Agreement, (ii) the consummation of the Merger (as such term is defined in the Merger Agreement), (iii) the consummation of any other transaction contemplated by the Merger Agreement, including, but not limited to, the exchange of shares of Common Stock of the Company for cash, or (iv) the public announcement of any of the foregoing.”
(e) Addition of Section 1(fff). A new Section 1(fff) is hereby added to the Rights Agreement, such new section to read as follows:
“(fff) “Acquisition Sub,” “Merger Agreement” and “Parent” shall have the meanings given to such terms in the definition of “Acquiring Person.””
2. AMENDMENTS TO SECTION 3 OF THE RIGHTS AGREEMENT.
(a) Amendment to Section 3(a)(ii). Section 3(a)(ii) of the Rights Agreement is hereby amended by inserting the following between the definition of the term “Distribution Date” and the parenthesis that immediately follows such term:
“provided, however, that notwithstanding anything to the contrary set forth in this Agreement, a Distribution Date shall not occur or be deemed to occur as a result of (i) the approval, execution, delivery or performance of the Merger Agreement, (ii) the consummation of the Merger (as such term is defined in the Merger Agreement), (iii) the consummation of any other transaction contemplated by the Merger Agreement, including, but not limited to, the exchange of shares of Common Stock of the Company for cash, or (iv) the public announcement of any of the foregoing.”
(b) Addition of new Section 3(d). Section 3 of the Rights Agreement is hereby amended by adding a new Section 3(d) to the Rights Agreement, such new section to read as follows:
“(d) Notwithstanding anything to the contrary set forth in this Agreement, nothing in this Rights Agreements shall be construed to give any holder of Rights or any other Person any legal or equitable rights, remedies or claims under this Rights Agreement as a result of (i) the approval, execution, delivery or performance of the Merger Agreement, (ii) the consummation of the Merger (as such term is defined in the Merger Agreement), (iii) the consummation of any other transaction contemplated by the Merger Agreement, including, but not limited to, the exchange of shares of Common Stock of the Company for cash, or (iv) the public announcement of any of the foregoing.”

3. AMENDMENT TO SECTION 7(a) OF THE RIGHTS AGREEMENT. Section 7(a) of the Rights Agreement is hereby amended to read in its entirety as follows:
“(a) Subject to Section 7(e) hereof, the registered holder of any Rights Certificate may exercise the Rights evidenced thereby (except as otherwise provided herein, including, without limitation, the restrictions on exercisability set forth in Section 9(c), Section 11(a)(iii) and Section 23(a) hereof) in whole or in part at any time after the Distribution Date upon surrender of the Rights Certificate, with the form of election to purchase and the certificate contained therein duly executed, to the Rights Agent at the office or offices of the Rights Agent designated for such purpose, together with payment of the aggregate Purchase Price with respect to the total number of one one-ten thousandths of a share of Preferred Stock (or, following the occurrence of a Triggering Event, Common Stock, other securities, cash or other assets, as the case may be) as to which such surrendered Rights are exercisable, at or prior to the earliest of (i) the Final Expiration Date, (ii) the time at which all of the Rights are redeemed as provided in Section 23 hereof (the “Redemption Date”), (iii) the time at which all of the Rights are exchanged as provided in Section 24 hereof (the “Exchange Date”), or (iv) the time immediately prior to the Effective Time (as such term is defined in the Merger Agreement) (the earliest of (i), (ii), (iii) and (iv) being herein referred to as the “Expiration Date”).”
4. AMENDMENT TO SECTION 11 OF THE RIGHTS AGREEMENT.
(a) Amendment to Section 11(a)(ii). Section 11(a)(ii) of the Rights Agreement is hereby amended by inserting the following between the definition of the term “Section 11(a)(ii) Event” and the parenthesis that immediately follows such term:
“provided, however, that notwithstanding anything to the contrary set forth in this Agreement, a Section 11(a)(ii) Event shall not occur or be deemed to occur as a result of (i) the approval, execution, delivery or performance of the Merger Agreement, (ii) the consummation of the Merger (as such term is defined in the Merger Agreement), (iii) the consummation of any other transaction contemplated by the Merger Agreement, including, but not limited to, the exchange of shares of Common Stock of the Company for cash, or (iv) the public announcement of any of the foregoing.”
(b) Amendment to Section 11(n). Section 11(n) of the Rights Agreement is hereby amended by deleting the word “The” at the beginning thereof and the adding the following words at the beginning thereof:
“Except for the Merger (as defined in the Merger Agreement) and the other transactions contemplated by the Merger Agreement, the”
5. AMENDMENT TO SECTION 13 OF THE RIGHTS AGREEMENT.
(a) Amendment to Section 13(a). Section 13(a) of the Rights Agreement is hereby amended by inserting the following between the definition of the term “Section 13 Event” and the parenthesis that immediately follows such term:
“provided, however, that notwithstanding anything to the contrary set forth in this Agreement, a Section 13 Event shall not occur or be deemed to occur as a result of (i) the approval, execution, delivery or performance of the Merger Agreement, (ii) the consummation of the Merger (as such term is defined in the Merger Agreement), (iii) the consummation of any other transaction contemplated by the Merger Agreement, including, but not limited to, the exchange of shares of Common Stock of the Company for cash, or (iv) the public announcement of any of the foregoing.”

(b) Amendment to Section 13(b). Section 13(b) of the Rights Agreement is hereby amended by adding at the end thereof a new paragraph, such new paragraph to read as follows:
“Notwithstanding anything to the contrary set forth in this Agreement, neither Parent nor Acquisition Sub nor any of the Affiliates or Associates of Parent or Acquisition Sub shall become or be deemed to be a Principal Party as a result of (i) the approval, execution, delivery or performance of the Merger Agreement, (ii) the consummation of the Merger (as such term is defined in the Merger Agreement), (iii) the consummation of any other transaction contemplated by the Merger Agreement, including, but not limited to, the exchange of shares of Common Stock of the Company for cash, or (iv) the public announcement of any of the foregoing.”
6. ADDITION OF SECTION 37 TO THE RIGHTS AGREEMENT. A new Section 37 is hereby added to the Rights Agreement, such new section to read as follows:
“37. The Merger Agreement. Notwithstanding anything to the contrary set forth in this Agreement, the Rights shall not be or become exercisable for anything other than one one-ten thousandth of a share of Preferred Stock at a Purchase Price of $20.00 per one one-ten thousandth of a share of Preferred Stock as a result of (i) the approval, execution, delivery or performance of the Merger Agreement, (ii) the consummation of the Merger (as such term is defined in the Merger Agreement), (iii) the consummation of any other transaction contemplated by the Merger Agreement, including, but not limited to, the exchange of shares of Common Stock of the Company for cash, or (iv) the public announcement of any of the foregoing.”
7. EFFECTIVENESS. This Amendment shall be deemed effective as of the date first written above, as if executed on such date.
8. TERMINATION OF THE MERGER AGREEMENT. If for any reason the Merger Agreement is terminated or otherwise abandoned, then this Agreement shall be of no further force or effect and the Rights Agreement shall remain the same as it existed immediately prior to the execution of this Amendment.
9. NO OTHER CHANGES. Except as amended hereby, all other provisions of the Rights Agreement shall remain unchanged.
10. GOVERNING LAW. The validity, enforceability, interpretation and performance of this Amendment shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed entirely within such state.

11. COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute one and the same instrument. A signature to this Amendment transmitted electronically shall have the same authority, effect and enforceability as an original signature.
12. SEVERABILITY. If any term, provision, covenant or restriction of this Amendment is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Amendment shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

ALLIED HEALTHCARE
INTERNATIONAL INC.

By:	/s/ Sandy Young

	Name:	Alexander Young
	Title:	Chief Executive

COMPUTERSHARE TRUST COMPANY,
N.A., as Rights Agent

By:	/s/ Dennis V. Maccia

	Name:	Dennis V. Maccia
	Title:	Manager, Contract
Administration
[Signature page to Amendment No. 3 to Rights Agreement]